Q1-2020 Earnings April 22, 2020

Forward Looking Statements This communication may be deemed to include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of TCBI. These statements are not historical in nature and can generally be identified by such words as “believe,” “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “forecast,” “could,” “projects,” “intend” and similar expressions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. A number of factors, many of which are beyond our control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the credit quality of our loan portfolio, general economic conditions in the United States and in our markets, including the continued impact on our customers from volatility in oil and gas prices, the material risks and uncertainties for the U.S. and world economies, and for our business, resulting from the COVID-19 pandemic, expectations regarding rates of default and credit losses, volatility in the mortgage industry, our business strategies, and our expectations about future financial performance, future growth and earnings, the appropriateness of our allowance for credit losses and provision for credit losses, the impact of changing regulatory requirements and legislative changes on our business, increased competition, interest rate risk, new lines of business, new product or service offerings and new technologies, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between IBTX and TCBI, the outcome of any legal proceedings that may be instituted against IBTX or TCBI, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where IBTX and TCBI do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the ability to complete the transaction and integration of IBTX and TCBI successfully. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, TCBI disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. 2

Additional Statements Additional Information About the Merger and Where to Find It In connection with the proposed merger between IBTX and TCBI, IBTX filed a registration statement on Form S-4 with the SEC to register the shares of IBTX’s capital stock to be issued in connection with the merger. The registration statement includes a joint proxy statement/prospectus. The registration statement has not yet become effective. After the Form S-4 is effective, a definitive joint proxy statement/prospectus will be sent to the shareholders of IBTX and TCBI seeking their approval of the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT IBTX, TCBI AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from IBTX at its website, www.ibtx.com, or from TCBI at its website, www.texascapitalbank.com. Documents filed with the SEC by IBTX will be available free of charge by accessing the Investor Relations page of IBTX’s website at www.ibtx.com or, alternatively, by directing a request by telephone or mail to Independent Bank Group, Inc., 7777 Henneman Way, McKinney, Texas 75070, (972) 562-9004, and documents filed with the SEC by TCBI will be available free of charge by accessing TCBI’s website at www.texascapitalbank.com under the tab “About Us,” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to Texas Capital Bancshares, Inc., 2000 McKinney Avenue, Suite 700, Dallas, Texas 75201, (214) 932-6600. Participants in the Solicitation IBTX, TCBI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of IBTX and TCBI in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about IBTX, and its directors and executive officers, may be found in IBTX’s annual report on Form 10-K filed with the SEC on March 2, 2020, as amended by IBTX’s Form 10-K/A filed with the SEC on March 6, 2020, and other documents filed by IBTX with the SEC. Additional information about TCBI, and its directors and executive officers, may be found in TCBI’s annual report on Form 10-K filed with the SEC on February 12, 2020, as amended by TCBI’s Form 10-K/A filed with the SEC on March 2, 2020, and other documents filed by TCBI with the SEC. These documents can be obtained free of charge from the sources described above. 3

Texas Capital is in a Strong Position to Support Our Clients & Community

Key Messages

- We continue to deepen our middle-market, commercial bank relationships and currently have a very diversified loan portfolio
- We have countercyclical lines of business and powerful levers to pull in this environment including mortgage finance, diversified corporate banking, non-retail oriented commercial real estate, lender finance and insurance premium finance (collectively 91% of our loan portfolio)
- Our capital and liquidity are higher than pre Great Recession levels and we are poised to serve our clients and gain market share as we have in prior downturns
- Current reserve levels are at 57% of our Fed 2019 DFAST Severely Adverse results and we have the earnings power to support additional reserves that may be needed over the crisis cycle
- We are working proactively with clients to accommodate loan forbearance requests which totaled less than 3% of the loan portfolio as of 3/31/2020.
- Participation in the SBA Paycheck Protection Program resulted in $689 million of approvals as of 4/20/2020. The majority of these fundings will take place in Q2-2020
- Net loss of $17 million for Q1 2020; includes $30 million of COVID-19 provision, $10 million of MSR impairment and $7 million of merger-related expenses
- Texas has announced a plan to reopen its economy with Phase 1 beginning Friday, April 24

Balance Sheet Strength



Capital
2007–2019 Annual Avg.
Q4 2019
Q1 2020
8.0%
8.9%
9.3%
Common Equity Tier 1
9.5%
9.8%
10.2%
Tier 1 Capital
11.1%
11.4%
12.0%
Total Capital
Liquidity
9%
14%
28%
Cash + Securities / Assets
117%
93%
90%
Loans HFI / Deposits
Asset Quality
0.93%
0.79%
0.99%
Reserves / Loans HFI
1.19%
1.18%
1.43%
Reserves / Loans HFI (Excl. Mortgage Finance)
1.08%
0.71%
0.63%
NPAs / Earning Assets

TEXAS CAPITAL BANCSHARES, INC.

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Liquidity Build and Balance Sheet Positioning Intentional Build of Liquid Assets Provides Flexibility ◼ In addition to continued execution of our core deposit Liquid Assets growth strategy, we took advantage of market opportunities in Q1-2020 to selectively add on-balance sheet liquidity at favorable interest rates ◼ These moves were done in anticipation of SBA Paycheck Protection Program, Main Street Lending Program, and expected line drawdowns ◼ While the intention is to operate with above average liquidity during this uncertain economic environment, opportunities do exist to improve core earnings by reducing or replacing higher cost funding sources over the next several quarters Balance Sheet Positioning ◼ Multi-year transition leaves the balance sheet well-prepared for a range of possible outcomes. $9.5 billion of balance sheet liquidity at Q1-2020 up 341% compared to Q1-2019 ◼ Continued deliberate reductions in more cyclical categories such as Leveraged Lending and Energy (down 8% and 7% from Q4-2019, respectively) coupled with adherence to internal CRE concentrations are intended to dampen the portfolio’s overall credit sensitivity to macro-economic events ◼ Lower-risk Mortgage Finance assets provide a natural hedge to declining interest rates while facilitating active balance sheet management in times of economic uncertainty 5

Loan Portfolio Growth Outlook Period-End Loan Composition 2 ◼ LHI (excluding MFLs) at quarter-end of $16.9 billion were up $381 $25.2B in balances million (2%) from Q4-2019, while average balances were down $68 million reflecting increased client activity late in the quarter ◼ Average total MFLs 1 of $10.2 billion for Q1-2020 were down $1.2 billion (10.9%) from Q4-2019 driven by expected seasonality; mid- quarter changes in interest rates drove strong late-quarter volumes ◼ Average total MFLs 1 represent 38% of average total loans for Q1- 2020 compared to 41% for Q4-2019 ◼ Q1-2020 average utilization rates largely in line with historical; while quarter-end experienced an uptick as cumulative gross draws built steadily late in the quarter, as was expected Average Loans & Yields Daily Utilization Trends 1 3 1 Includes mortgage finance LHI and mortgage correspondent aggregation (“MCA”) loans held for sale (“LHS”) 6 2 Includes total LHI and LHS 3 Includes gross cumulative daily draws; cumulative effect of daily paydowns excluded

Deposits and Fundings Highlights Funding Costs ◼ Ending deposits increased $656 million reflecting intentional liquidity build. Average total deposits of $27.7 billion for Q1-2020 were down $628 million (2%) from Q4-2019. ◼ Continued focus on cost-effective deposit growth with new verticals and core client relationships ◼ Modest growth in brokered deposits at favorable cost ◼ Decrease in total funding costs of 11 bps resulting from continued decline in rates (full-quarter benefit expected in Q2-2020) ◼ Immediate repricing down of $9.2 billion in indexed deposits ◼ Initiatives already directed at other interest-bearing deposits have achieved 34 bps in savings and more is expected ◼ Ample opportunity to shed higher cost funding sources over the coming quarters Period-End Deposits Balances Upcoming Maturities CD Maturity FHLB Maturity 7

Q1-2020 Earnings Overview Net Interest Income & Margin Commentary Net Interest Margin Detail ◼ Modest contraction in net interest income driven by lower rates across the curve and continued asset mix- shift ◼ Incremental liquidity build resulted in short-term pressure on NIM ◼ Meaningful decrease in funding costs with opportunity to continue to reduce ◼ Loan yields move with LIBOR, but Net Interest Income Interest Net potential to improve spreads and implement floors Provision for Credit Losses 1 Commentary Criticized Loans ◼ Q1-2020 provision impacted by two $675.9M specific energy loans ($55 million) and proactive risk grade migration, primarily to lower pass-rated grades, in categories expected to be more significantly impacted by COVID-19 ($30 million) ◼ $58 million in Q1-2020 net charge- offs; predominately previously identified energy ($37 million) and Credit Expense Credit leveraged lending loans ($16 million) ◼ Additional reserve could be required in future quarters as impact of COVID- 19 continues to evolve 1 $9 million Day 1 increase to allowance upon adoption of CECL in Q1-2020; Day 1 impact, net of tax, recorded as a decrease to retained earnings and not included in current period provision expense 8

Q1-2020 Earnings Overview Non-interest Income Commentary Fee Income Details ◼ Both Q-o-Q and Y-o-Y decline driven primarily by net loss on sale of LHS; $13 million loss recorded Q1-2020, compared to $8 million for Q4-2019 and $1 million for Q1-2019 ◼ Lower expected LHS volumes should limit near-term volatility ◼ Continued focus on diversifying non- interest income interest - interest income streams evidenced by the following Y-o-Y increases in customer-driven fee income: Non ◼ Deposit Service Charges +11% ◼ Wealth Management Fees +23% ◼ Swap Fees +167% Non-interest Expense Commentary Salary and Employee Benefits ◼ Elevated Q1-2020 costs driven by MSR impairment of $10 million ($0.16 per share) and merger- related expenses of $7 million ($0.11 per share) ◼ Q1-2020 included $8 million related to Bask Bank ◼ Disciplined core expense interest expense interest - management experience; continued flattening in controllable expenses, primarily salaries and employee Non benefits 9

Loan Portfolio Detail – Mortgage Finance Commentary MWH + MCA Annualized Interest Income ◼ Q1-2020 Mortgage Warehouse balances increased 20% year-over- year reflecting the Bank’s desire to continue capitalizing on unprecedented mortgage demand ◼ Despite economic uncertainly, the outlook for strong risk-adjusted earnings remains favorable, particularly when considering the liquidity benefits (both deposits and FHLB borrowing capacity) associated with the business ◼ When combined with MCA, annualized quarterly interest income has increased almost 65% from Q1-2018 to Q1-2020 ◼ Proven track-record of adjusting risk profile based on market liquidity; underlying portfolio quality remains the priority Average Mortgage Warehouse Loans and Yields 1 1 10

Loan Portfolio Detail – C&I excl. Energy & Leverage Commentary ◼ Diverse, well-established C&I portfolio equally balanced between differentiated national verticals and core market offerings reflective of the relationship banking approach synonymous with TCBI since inception. As of Q1-2020, this segment was 35% of total LHI ($), providing strong risk-adjusted returns, historically favorable credit characteristics, and components of counter-cyclicality ◼ Limited exposure to industries initially most impacted by current environment ◼ 1.4% in Retail Trade, 1.1% in Accommodation and Food Services, 1.3% in Arts Entertainment & Recreation, 1.8% in Mining, Quarrying & Oil and Gas Extraction. 94.4% resides in a diversified set of other industries ◼ Proactively working with clients across sectors to assess short-medium term changes to financial condition ◼ National verticals are managed as lines of business with specialized Bankers, dedicated underwriting, and heightened portfolio monitoring ◼ Two of these business, Lender Finance and Bank Direct Capital Finance (approximately $3.0 billion in Q1-2020 balances), have historically had low charge-offs (3 bps on average) and typically perform well during times of economic stress Historical Credit Performance - C&I NCOs excl. Energy & Leveraged *Source: SNL Financial as of 4Q 2019 1Peers include: ASB, BXS, BKU, BOKF, CBSH, CFR, FHN, FINN, FULT, HWC, IBKC, ISBC, SNV, 11 UMBF, WBS, WTFC

Loan Portfolio Detail – CRE

Commentary

- CRE managed as a line of business facilitating achievement of concentration objectives by product and geography. Underwriting focus on strong sponsors and developers with significant upfront cash equity (~65% loan-to-cost)
- Track record of proactive portfolio management evidenced by changes in growth rates thru-cycle and strong credit performance during periods of stress
- Construction in most markets where projects are being financed is considered essential, and the related construction is progressing, largely on schedule. Anticipating modest balance sheet growth in near-term due to existing construction fundings and slowing of what was previously a record pace of pay-offs

Moderating Late Cycle Growth ❯ Thru cycle credit performance



% Loan Growth
Peer Average[1]
TCBI
40%
35%
30%
25%
20%
15%
10%
5%
0%
2011
2012
2013
2014
2015
2016
2017
2018
2019



NCO Rate
Peer Average[1]
TCBI
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Property Types[2]	Statistics	Commentary	Trailing 24 mo. Bal	$Δ / CAGR
Multi Family	$2.0B Commit, $1.1B Bal 30% Total CRE	■ Largest exposure, expected to be least affected. Generally Class A properties ■ Rent collection rates remain high; virtual leasing could slow project lease up		$620M / 57%
Office	$0.8B Commit, $0.6B Bal 17% Total CRE	■ Office occupancies are expected to soften as tenant revisit their space needs going forward; initial borrower feedback is positive for rent collection from anchor tenants		$55M / 6%
Senior Housing	$0.6B Commit, $0.3B Bal 9% Total CRE	■ Primarily construction which is deemed "essential" and progressing as planned ■ Occupancy / leasing will likely slow as a result of COVID protocols in facilities		-$156M / -18%
Industrial	$0.6B Commit, $0.4B Bal 10% Total CRE	■ Performance expected to remain consistent due to continued shift to e-commerce ■ Average loan-to-cost even lower than portfolio average of ~65%		-$82M / -11%
Hospitality	$0.4B Commit, $0.3B Bal 9% Total CRE	■ Likely to be the most impacted portfolio; loss exposure limited by low loan-to-cost ■ Consistent w/ our proactive approach, many of these loans already downgraded		-$13M / -2%
Self Storage	$0.4B Commit, $0.3B Bal 9% Total CRE	■ Strong performance during the Great Recession; anticipate similar results during this cycle		$72M / 16%
Retail	$0.3B Commit, $0.3B Bal 8% Total CRE	■ Expect this to be second most impacted portfolio. Quality of anchor/essential tenants (i.e., large grocery stores) in most properties is a mitigating factor		-$47M / -11%

*Source: SNL Financial as of 4Q 2019. Based on regulatory definition of Total CRE Balances
[1]Peers include: ASB, BXS, BKU, BOKF, CBSH, CFR, FHN, FINN, FULT, HWC, IBKC, ISBC, SNV, UMBF, WBS, WTFC.
[2]Other collateral types comprise 9% of total outstanding balances

TEXAS CAPITAL BANCSHARES, INC.
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Loan Portfolio Detail – Energy

Commentary

- Portfolio composition remains focused on privately held or private equity backed E&P clients with an avg loan size of $17.5 million
- While economics vary by individual property set, approximately 40% of E&P exposure located in lowest cost production areas such as the Permian Basin and Eagle Ford
- Spring borrowing base redeterminations (based on forward market prices) are 20% complete

Portfolio Management

- ~70% of E&P clients are hedged 50% or more in 2020
  - This compares favorably to the 2015-2016 downturn when ~40% of E&P clients were hedged 50% or more
- ~40% of E&P clients are hedged 50% or more in 2021
- At Q1-2020 total reserves assigned to energy loans were 8.8%, which is comparable to the total cumulative losses from 2014-2019

Period-End Portfolio Composition

$1.3B in balances



11.1%
0.3%
7.2%
81.4%
Total E&P
Total Midstream
Total Salt Water Disposal
Total Other

Reserve Build



Criticized Loans
Reserves %
$102M
2.9%
$151M
3.1%
$136M
3.0%
$211M
4.3%
$248M
8.8%
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
NPAs % [1]	4.5%	3.9%	4.1%	8.8%	11.4%

[1]Ratios calculated as a % of total energy loans

TEXAS CAPITAL BANCSHARES, INC.
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Loan Portfolio Detail – Leveraged Lending

Commentary

- Diversified portfolio with some exposure to industries believed to be most impacted by COVID-19; others may be effected depending on their varying degrees of either reliance on consumer spending or supply chain risks
- Many of these clients are well positioned to benefit from both the PPP to subsidize near-term liquidity pressures, and the Main Street Lending Program to provide for more permanent working capital financing
- Includes $97 million of ABL loans which generally have good collateral coverage and are further governed by a borrowing base. Of the $81 million in outstanding loans to Mining, Quarrying, and Oil and Gas Extraction, $64 million benefit from the ABL structure

Portfolio Management

- Senior leverage typically in the 3.0x-4.0x range; leverage trends relatively in line with previous quarters but proactively monitoring for signs of weakness
- Significant reductions in originations in the past 12 months, coupled with meaningful runoff have reduced overall exposure; runoff will likely slow in current environment and some additional advances could keep overall portfolio flat until economic activity begins to normalize
- Remaining portfolio characteristics: ~70 clients, average loan size ~ $2-3 million, and average commitment ~$3-4 million
- Allocated reserve is 6.6% which represents 13 times the reserve allocated to general C&I credits; percentages can fluctuate as identified issues are resolved which may result in charge-offs

Period-End Portfolio Composition


$0.8B in balances
Information; 5.2%
Finance and Insurance; 5.5%
Real Estate and Rental and Leasing; 7.8%
Accommodation and Food Services; 8.8%
Mining, Quarrying, and Oil and Gas Extraction; 10.5%
Professional, Scientific, and Technical Services; 13.2%
All Other; 14.2%
Wholesale Trade; 15.9%
Manufacturing; 19.0%

Reserve Build


Criticized Loans
Reserves %[1]
$223M
$197M
$177M
$204M
$188M
5.9%
6.3%
6.2%
8.1%
6.6%
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
NPAs %[1]	2.6%	2.4%	2.8%	8.7%	6.4%

[1] Ratios calculated as a % of total leveraged lending loans

TEXAS CAPITAL BANCSHARES, INC.
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